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                    Transfer Agent and Registrar Agreement

                     [LETTERHEAD OF RELIANCE APPEARS HERE]


This Agency Agreement is made and entered into as of the _____ day of ____________, ______, by and between Ocean West Holding Corporation, hereinafter called "Corporation" and Reliance Trust Company hereinafter called "Reliance." The Corporation hereby appoints Reliance and Reliance hereby accepts the appointment as Transfer Agent and Registrar for the Corporation's Common stock and warrants on the terms and conditions provided herein:


1.   The Corporation agrees to file the following documents with Reliance.
     a. A copy of the Articles of Incorporation of the Corporation with all amendments thereto, certified by the Secretary of State of the state of incorporation.
     b. If the voting powers, designations, preferences and other rights of the shareholders are not fully set forth in the document delivered pursuant to paragraph 1(a), then a copy of the resolution adopted by the Board of Directors of the Corporation setting forth such terms of the stock, certified by the Secretary under the Corporate Seal.
     c. A copy of the By-Laws and all amendments thereto, certified by the Secretary or an Assistant Secretary of the Corporation under the Corporate Seal.
     d. A copy of the Resolution of the Board of Directors of the Corporation appointing Reliance as Transfer Agent and Registrar, certified by the Secretary or an Assistant Secretary under the Corporate Seal.
     e. Specimens of each form of outstanding stock certificate in the forms approved by the Board of Directors of the Corporation and certified by the Secretary.
     f. A certificate of the Secretary of the Corporation as to the authorized and outstanding stock, the address of the Corporation, the name and address of legal counsel for the Corporation, the names and specimen signatures of the officers of the Corporation authorized to give and receive notices, the names and addresses of any other Transfer Agents and Registrars of the stock of the Corporation.
     g.   Opinion of counsel to the Corporation stating:
          (1)  that the Corporation was duly incorporated and exists in good standing under the laws of the state of its incorporation;
          (2)  that the shares of the Stock outstanding were validly issued and are fully paid and non-assessable;
          (3) the status of such shares of Stock under the Securities Act of 1933, (the "Act"), any other applicable Federal or state statute, and any other restrictions on the transferability of such shares of the Stock, including liens created by the Corporation;
          (4) such other matters as Reliance may reasonably request after examination of the information furnished hereunder.
               (NOTE: If such opinion indicates Federal or state regulatory jurisdiction over the issue of the shares - as exempt from registration or similar requirements under the Securities Act of 1933, or state Blue Sky laws, a copy of the relevant order or consent of the regulatory authority, certified by an appropriate official of such authority and under its proper seal, should be delivered to Reliance.)
     h. Printer's Certificates or copies of receipts documenting amounts of unissued certificates placed in Reliance's possession.
     i. In the event that any of the information furnished pursuant to paragraph (1) is amended or changed, prompt written notification of such change, together with copies of all relevant resolutions, instruments or other documents, specimen signatures, certificates, opinions or the like as Reliance may deem necessary or appropriate.
     j. Specimen signature of all officers of the Corporation who are authorized to sign stock certificates or issue other instructions to the Transfer Agent and Registrar.
2. The Corporation shall furnish Reliance, as Transfer Agent and Registrar, a sufficient supply of blank stock

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     certificates, and from time to time will renew such supply upon request.
     Such blank stock certificates shall be signed manually or be facsimile signatures of officers of the Corporation authorized to sign certificates and, if required, shall bear the Corporate Seal or facsimile thereof.
3. The Corporation shall file promptly with Reliance written notice of any change in the officers authorized to sign stock certificates, written instructions or requests, together with specimen signature of each newly authorized officer. In case of any officer of the Corporation who shall have signed manually or whose facsimile signature shall have been affixed to unissued share certificates shall die, resign or be removed prior to the issuance of such certificates, Reliance, as Transfer Agent and Registrar, may issue and register such certificates as the share certificates of the Corporation notwithstanding such death, resignation or removal; and the Corporation shall file promptly with Reliance such approval; adoption or ratification of such certificates and the actions of Reliance as may be required by law or required by Reliance.
4. Reliance, as Transfer Agent and Registrar, shall make original issues of stock upon the written request of an officer of the Corporation and upon being furnished with:
     a. a certified copy of a resolution of the Board of Directors authorizing such issues;
     b.   an opinion of counsel as outlined in paragraph 1(g) above;
     c. necessary funds for the payment of any original issue tax, or an opinion of counsel that no tax is payable;
     d. evidence of compliance with the applicable requirements of such exchange if the shares are listed on any securities exchange;
     e.   such other information as Reliance may reasonably request.
5. Reliance will transfer shares of stock and issue new certificates upon surrender of the old certificates in form deemed by Reliance properly endorsed for transfer, accompanied by such documents as Reliance deems necessary or appropriate to evidence the genuineness and authority of the person making the transfer, and bearing satisfactory evidence that any applicable law relating to the collection of taxes has been complied with. In the case of smaller estates, where no administration is contemplated, Reliance will, under a Surety Company Bond of Indemnity acceptable to it and its counsel, and, without further approval of the Corporation, transfer shares of stock registered in the name of a decedent.
6. In effecting transfers, Reliance may rely upon the Uniform Commercial Code and Simplification Acts or any other statute, regulation or legal authority which in the opinion of counsel protect Reliance and the Corporation in not requiring complete fiduciary documentation, in registering transfer without inquiry into adverse claims, in delaying registration for purposes of such inquiry or in refusing registration where in its judgment an adverse claim requires such refusal.
7. When mail is used for delivery of stock certificates, Reliance will forward such certificates in "non-negotiable" form by first class mail and such certificates in negotiable form by registered or certified mail, U.S. or foreign postage pre-paid, and insured while in transit by insurance arranged for by Reliance as Transfer Agent and Registrar.
8. Reliance may issue new certificates in place of certificates claimed to have been lost, destroyed or wrongfully taken, upon receiving indemnity satisfactory to Reliance, which shall be in favor of both Reliance and the Corporation, and upon compliance with any other reasonable requirements imposed by Reliance, and may issue new certificates in exchange for, and upon surrender of identifiable mutilated certificates.
9. Reliance will, upon receipt of a Corporate Resolution from an officer of the Corporation and other requested documentation, issue and mail subscription warrants, certificates representing stock dividends, splits and exchanges, or act as agent for the conversion of stock. The Corporation or its counsel will provide a written list of any shares to be restricted and instructions as to the disposition of fractional shares.
10. Reliance will distribute cash dividends, when declared by the Corporation, to recordholders on checks furnished by the Corporation in a format acceptable to Reliance. The Corporation will furnish a resolution declaring the dividend and will provide sufficient funds to cover the payment no later than mail date.
11. Reliance will address, enclose and mail annual reports, financial statements, notice of meetings, proxies or other printed material to the Corporation's stockholders. The Corporation must confer with Reliance as to form of such material, in relation to Reliance's data processing or other mechanical equipment and the minimum time required

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     between the record date and the mailing or payment date, so that proper scheduling may be made.
12. Reliance will maintain customary records in connection with its agency hereunder, including without limitation the Corporation's stock ledger and shareholders' list, and shall send all books, documents and records no longer deemed needed for current purposes and all share certificates which have been canceled in transfer or in exchange, to the Secretary of the Corporation or to such person as so directed in writing, who shall safely store such books, documents, records and share certificates for future reference.
13. In case of any request or demand for the inspection of the share records of the Corporation, Reliance will endeavor to notify the Corporation and to secure instructions with respect to permitting or refusing such inspection. However, Reliance without incurring any liability to the Corporation, may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to so exhibit such records.
14. Reliance may apply to a designated officer in paragraph 1(f) of the Corporation for instructions and may consult counsel for the Corporation or its own counsel, in respect of any matter arising in connection with this agency, and it shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instructions or with the opinion of such counsel. The Corporation shall reimburse Reliance for counsel fees reasonably incurred by Reliance hereunder.
15. The Corporation agrees to indemnify and to hold Reliance harmless for acting upon any paper or document believed by it to be genuine and to have been signed by the authorized persons and for acting upon verbal instructions from the authorized persons designated in Paragraph 1(f). Reliance shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Corporation.
16. Reliance shall also be protected in recognizing share certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of the Corporation and the proper counter-signature of a Co-Transfer Agent or Co-Registrar, if any.
17. The Corporation assumes full responsibility and agrees to indemnify and to hold Reliance harmless from and against any and all claims, demands, actions, causes of action and suits, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities of whatsoever nature arising directly or indirectly out of its agency relationship to the Corporation, so long as Reliance has acted in good faith and with due diligence and without gross negligence. Reliance shall not be under any obligation to prosecute or defend any action or suit in respect of such agency relationship which, in the opinion of its counsel, may involve it in expense or liability, unless the Corporation shall, as reasonably requested, furnish Reliance with reasonable satisfactory indemnity against such expense or liability. Reliance agrees to indemnify and hold the Corporation harmless from and against any and all claims, demands, actions, causes of action and suits, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities of whatsoever nature arising directly or indirectly out of its or its agents' failure to act: (i) in good faith, (ii) with due diligence, or
     (iii) without gross negligence.
18. In the event that Reliance shall be unable to perform its obligations under the terms of this Agreement or shall incur additional costs and expenses in its performance hereunder due to any modification, amendment or change in any statute, law, decree, regulation, ordinance or governmental order not in existence or effect on the date of execution of this Agreement or any strike, work stoppage, equipment failure, Act of God or other cause beyond Reliance's control, the failure of Reliance to fulfill its obligations hereunder shall not constitute a default by Reliance and the Corporation shall have no claims or rights of action against Reliance as a result thereof.
19. The acceptance by Reliance of its appointment as Transfer Agent and Registrar and all documents filed in connection with such appointment and thereafter in connection with its agency, shall be subject to the approval of counsel for Reliance.
20. Reliance may resign as Transfer Agent and Registrar at any time upon giving ninety (90) days written notice of such resignation to the Corporation in the manner specified in Paragraph 22 hereof, and thereupon its duties as Agent or Registrar or both shall cease. Reliance may be removed as Transfer Agent or Registrar at any time by resolution of the Board of Directors of the Corporation, a certified copy of which shall be furnished to Reliance in the manner specified in Paragraph 22 hereof. Upon resignation or removal, Reliance, to the extent permitted by law, shall deliver to its successor or to the Corporation

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     its records as such Transfer Agent and Registrar. This act shall not constitute a waiver of any rights of Reliance in reference to indemnification for acts or with respect to services performed hereunder or the right of Reliance's fees or out-of-pocket expenses incurred, including attorney's fees, prior to termination of this Agreement.
21. Reliance shall be entitled to compensation for all services rendered in performance of its duties, which compensation the Corporation agrees to promptly pay upon receipt of a statement therefore, in accordance with a Fee Schedule which may be in the form of a letter attached hereto and incorporated by reference herein as Exhibit A. The Fee Schedule may be amended by Reliance from time to time. Such changes in the Fee Schedule shall be effective immediately upon giving sixty (60) days written notice thereof to the Corporation.
22. Any written notice required or permitted to be given by the parties of this Agreement shall be deemed sufficient if sent by registered or certified mail, United States postage prepaid, addressed as follows:

     (i)  if to Reliance:
          Reliance Trust Company
          Shareholder Relations Division
          P. O. Box 48449
          Atlanta, GA  30340-4099
     (ii) If to the Corporation, to the address set forth following the signature of the Corporation at the end of this Agreement. Or to such other addresses as the parties shall state in a notice given in the manner specified herein, making specific reference to this Agreement.
23. This Agency Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties and the rights, duties and liabilities of the parties hereunder shall be governed by and construed in accordance with the laws of Georgia.
24. This appointment of Reliance as Transfer Agent and Registrar shall become effective upon receipt by Reliance of the information and documents required to be furnished pursuant to paragraph (1) and approval of the same by counsel to Reliance.


In witness whereof, the undersigned acting by and through their duly authorized officers have hereunto set their hands and seals of the day and year first above written.


                                         Reliance Trust Company


Attest:                                  By:
        -------------------------------      ----------------------------------
By:                                                Authorized Signature
(SEAL)


                                         Ocean West Holding Corporation

Attest:                                  By:
        -------------------------------      ----------------------------------
By:                                                 Authorized Signature
                                         Address:

(SEAL)                                   15991 Redhill Avenue, Suite 110
                                         Tustin, California  92780
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                                                                     EXHIBIT A

                           Reliance Trust Company's
                                  SCHEDULE OF
                    Stock Transfer Agent and Registrar Fees
                                      For
                        Ocean West Holding Corporation
                              _____________, 2000

Records Transfer Fee..................................To be determined after
                                                          Assessment

     For services and expenses in establishing records on our accounting system,including review and discussion of existing records, preparation for creation and/or conversion of files, and procedures for on-going administration. Maximum charge $500.

Annual Administration Fee.............................$3,000.00

     Reliance Trust will assign a Senior Trust
     Account Officer to consult with each
     relationship regarding all administrative and consultative matters related to corporate security issues. Examples of this service include assistance with securities regulations, transfer requirements, annual meetings, options, dividend reinvestment, etc. The Senior Trust
     Account Officer will be backed-up by additional knowledgeable officers familiar with accounts.

Maintenance of Accounts and Transfer Activity

     For the first 1,000 Shareholder Accounts.........$3.00 Per Account Annually
     In excess of 1,000 Shareholder Accounts..........$2.50 Per Account Annually
     Dividend Reinvestment Services...................By Appraisal Based on Plan
                                                      Features

     The annual maintenance fee includes the following:

     .  Maintaining Account History
     .  Examination and approval of regular transfers
     .  Issuing certificates.
     .  Cancelling of certificates.
     .  Registering certificates.
     .  Posting debits and credits.
     .  Filing and storage of canceled certificates for a period of three (3)
          years.
     .  Maintaining and controlling the inventory of unissued certificates.
     .  Correspondence with investors.
     .  Account maintenance - includes address changes, social security number/TIN maintenance and opening new accounts.
     .  Supplying Transfer Journals and Dividend Payment Journals.
     .  Mailing Labels for four quarterly or annual reports.
     .  Maintaining toll-free Investor Services Assistance telephone line.

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Supplemental Charges

     Issuance of Certificates resulting from
     regular transfer activity in excess of
     the number of active accounts maintained
     annually...........................................$1.00 each certificate


     Irregular Transactions  - restricted transfers,
     original issues, and replacement of lost or
     destroyed certificates includes the placing or
     removing of legends and the maintenance of
     stop notices.......................................$7.50

     Dividend Disbursements
       Cash Dividend/ACH................................$1.00 each
       Stock Dividend...................................Certificate issue charges plus $1.50 for
                                                        fractional share
                                                        checks (subject to
                                                        $250.00 minimum).

     Preparation & Filing Federal Forms 1099............$.55 each
     Preparation & Filing State Forms 1099..............$.55 each
       (Federal & State Filings subject to $50 Minimum)
     Allen Tax Report...(Form 1042).....................$5.00 each
     W-9 Solicitation...................................$1.00 each
     Handling and Processing B or C Notices from IRS....$25.00 each
     Check Reconcilement................................Included in check processing fee.
     Incoming/Outgoing Wire Charges.....................$4.00

     Proxy Services
     Base fee for tabulation............................$300.00
     Examination and tabulation each proxy voted
     First Proposition..................................$.30 per shareholder
     Each additional proposition........................$.15 per shareholder
     Broker Search/Solicitation - Reliance Trust will
     employ a professional service......................By Appraisal
     Inspector of Election/Voting Judge.................Billed at Cost

     Shareholder Listings...............................$.05 per shareholder
                                                        (Min. $50.00)
     Addressing Cards, Labels or Envelopes..............$.06 per shareholder
                                                        (Min. $50.00)
     Folding, Inserting and Mailing.....................By Appraisal

On-Line Access to Shareholder Records...................Based on Appraisal of
                                                        Needs, Software and
                                                        Hardware Requirements

Redemption Agent, issuance of rights, proxy solicitations, state and federal regulatory compliance and other requests not identified herein will be determined by analysis and appraisal with Company before services are performed.




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Out of Pocket Expenses

     Actual cost of forms, special stationery, postage, insurance, courier expenses, certificate and check printing, proxy solicitations, mailing services, advances and other out-of-pocket expenses will be billed each month in addition to those listed herein.


Termination Fee

     Upon transfer or termination of the account relationships at the election of the Company or resignation of Reliance Trust Company, a reasonable compensation appropriate to the services performed and responsibilities assumed, not to exceed $350, will be payable by the Company.


Miscellaneous Services

     Services not anticipated, but deemed necessary or desirable by the Company, will be subject to additional charges based upon time and expenses incurred by Reliance Trust Company.







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